Amendment Number 2 to Component Recovery Agreement

     THIS AMENDMENT NUMBER 2 (this "Amendment") is entered into by and between Micron Technology, Inc., a Delaware corporation ("MTI") and Micron Electronics, Inc., a
Minnesota corporation ("MEI").

     WHEREAS, MTI and MEI entered into that certain
Component Recovery Agreement with an effective date of August 14, 1996, as amended by that certain Amendment Number
1 to Component Recovery Agreement dated effective as of August 30, 1996 (as amended, the "Agreement"); and

     WHEREAS, MTI and MEI desire to amend the Agreement in accordance with the terms set forth below:

     NOW THEREFORE, MTI and MEI agree as follows:

1. Amendment. Section 12.1 of the Agreement is deleted and replaced in its entirety to read as follows:

     Section 12.1 Term. The term of this Agreement shall commence on the Effective Date and shall continue thereafter until September 2, 1999, subject to earlier termination in accordance with the provisions of this Section, and shall continue on a year-to-year basis thereafter unless terminated by either party by written notice not less than ninety (90) days prior to the end of the initial term or any extension thereof.

2. No Further Modification. Except as set forth herein, the provisions of the Agreement remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be effective as of the date of the last signature set forth below.


MICRON TECHNOLOGY, INC.       MICRON ELECTRONICS, INC.


By:/s/Steven R. Appleton          By:/s/T.Erik Oaas
   -----------------------------     ----------------------------------
Name: Steven R. Appleton          Name: T.Erik Oaas
     ---------------------------       --------------------------------
Title: Chairman, CEO & President  Title: Executive V.P., Finance, & CFO
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Date: September 2, 1998           Date: August 26, 1998
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